SECOND AMENDMENT TO LOAN AGREEMENT


                  THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of the __30___ day of _January 1999______, by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (together with its successors, the "Borrower"); the subsidiaries and affiliates identified on the signature pages hereof (collectively, the "Guarantors"); and WACHOVIA BANK, N.A., a national banking association (together with its endorsees, successors and assigns, the "Bank").


                                R E C I T A L S:

                  The Borrower, the Guarantors and the Bank are parties to a certain Loan Agreement dated as of August 7, 1997, as amended pursuant to an Amendment to Loan Agreement dated as of August 6, 1998 (the "Loan Agreement").

                  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Loan Agreement.

                  The Borrower has requested certain modifications to the Loan Agreement and the Bank is willing to modify the Loan Agreement subject to the terms, provisions and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the Recitals, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors and the Bank, intending to be legally bound hereby, agree as follows:

                  SECTION 1. RECITALS. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

                  SECTION 2. AMENDMENTS. Effective from and after the date of this Amendment, the Loan Agreement is hereby amended as follows:

                  2.1 In Section 6.6, subsection (b) is hereby amended and restated to read as follows:

                  "(b) other Consolidated Funded Debt not to exceed $50,000,000, which includes the guaranty obligations of the Borrower in respect of Funded Debt of PPGx, Inc. in an aggregate principal amount of up to $8,000,000 at any time."

                  2.2 In Section 6.9 subsections (c) and (d) are re-lettered as
(f) and (g), respectively, and new subsections (c), (d), and (e) are hereby added to Section 6.9 of the Loan Agreement to read as follows:

                  "(c) Investments in and to Digital Arts & Science in an aggregate principal amount (on a cost basis) not to exceed $1,500,000 at any time;

                  (d) Investments in and to Axys Pharmaceuticals, Inc. and/or PPGx, Inc, in an aggregate principal amount (on a cost basis) not to exceed $3,500,000 at any time;

                  (e) seller financing promissory note from current management of APBI Environmental Sciences Group, Inc. in favor of the Borrower in an aggregate principal amount not to exceed $18,000,000 in connection with the sale of APBI Environmental Sciences Group, Inc. ("APBI") to current management of APBI;"

                  2.3 Upon consummation of the sale of APBI to current management of APBI, the Bank consents and agrees to the release of APBI from all of its obligations under the Loan Agreement, the Note and all other documents executed in connection therewith.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to receipt by the Bank of the following:

                  (a) an original Amendment, duly executed by the Borrower and the Guarantors;

                  (b) a certificate of incumbency satisfactory to the Bank, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and the Guarantors authorized to execute and deliver this Amendment;

                  (c) such other documents or items as the Bank or its counsel may reasonably request.

The effectiveness of this Amendment and the obligations of the Bank hereunder are further subject to the condition that no Event of Default or event or condition which with notice or lapse of time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, shall have occurred and be continuing, and the representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date hereof.

                  SECTION 4. NO OTHER AMENDMENT. Except for the amendments set forth above, the Loan Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Loan

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

Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, alter, limit, diminish, vary or affect any provision, condition, covenant or agreement contained in the Loan Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended. The Bank does hereby reserve all of its rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Loan. The Borrower and the Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Loan Agreement, as hereby amended, the Loan Agreement, as amended, being hereby ratified and affirmed. The Borrower and Guarantors hereby expressly agree that the Loan Agreement, as amended, is in full force and effect and confirm that they have no set off, counterclaim or defense with respect to the Loan Agreement, the Loan, the Note, the Guaranty contained in the Loan Agreement or the Guaranteed Obligations.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower and the Guarantors hereby represent and warrant to the Bank as follows:

                  (a) No Event of Default or event or condition which with notice or lapse or time, or both, would constitute an Event of Default under the Loan Agreement, as hereby amended, has occurred and is continuing on the date hereof.

                  (b) The representations and warranties contained in Section 5 of the Loan Agreement, as amended herein, are true on and as of the date of this Amendment.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors, and constitutes the legal, valid and binding obligation of the Borrower and Guarantors enforceable against them in accordance with its terms.

                  (d) The execution and delivery of this Amendment and the Borrower's and the Guarantors' performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the Articles of Incorporation or Bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking to which the Borrower or any Guarantor is party or by which the Borrower's or a Guarantor's assets or properties are or may become bound.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

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

                  SECTION 7. GOVERNING LAW. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

                  SECTION 8. COSTS AND EXPENSES. The Borrower shall pay any and all out-of-pocket expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of the Bank's counsel in connection therewith.

                  SECTION 9. ENTIRE AGREEMENT. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, inducements or other provisions among the parties regarding such subject matter other than those expressed herein in writing. All changes, additions or deletions to this Amendment must be in writing and signed by all parties.

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

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

                                            BORROWER:

ATTEST:                             PHARMACEUTICAL PRODUCT DEVELOPMENT,
INC.

  /s/ Fred B. Davenport, Jr.        By:    /s/ Fredric N. Eshelman
           Secretary                Title:    CEO

[CORPORATE SEAL]


                                    BANK:

                                    WACHOVIA BANK, N.A.


                                    By:    /s/  Keith Sherman
                                    Title:      SVP

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

                                    GUARANTORS:

ATTEST:                             PPD PHARMACO, INC.


   /s/ Fred B. Davenport, Jr.       By:   /s/ Fredric N. Eshelman
            Secretary               Title:      CEO

[Corporate Seal]


ATTEST:                             APBI ENVIRONMENTAL SCIENCES GROUP,
                                            INC.


/s/ Fred B. Davenport, Jr.      By: /s/ Fredric N. Eshelman
    Secretary                       Title:CEO

[Corporate Seal]